UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 24, 2007

STARGOLD MINES, INC.

(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-51197 (Commission File Number)	98-0400208 (IRS Employer Identification No.)

245 Park Avenue, 24th and 39th Floors
New York, New York 10167

(Address of principal executive offices)

212-792-4334

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements
Item 4.01. Changes in Registrant’s Certifying Accountant.

On January 24, 2007, Stargold Mines, Inc. (the “Registrant”) changed its principal independent accountants. On such date, the Registrant dismissed Chang G. Park, CPA from serving as the Registrant’s principal independent accountants, and retained SF Partnership, LLP as its principal independent accountants. The decision to change accountants was recommended and approved by the Registrant’s Board of Directors.

The Termination of Chang G. Park, CPA

Chang G. Park, CPA was the independent registered public accounting firm from August 4, 2006 until its dismissal on January 24, 2007. None of Chang G. Park, CPA’s reports on the Registrant’s financial statements during such time period and until January 24, 2007, and none of the reports by the Registrant’s principal independent accountants during either of the Registrant’s previous two fiscal years and for the period since then and until January 24, 2007, (a) contained an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, which would include the uncertainty regarding the ability to continue as a going concern, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the principal independent accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B occurred during the period in which Chang G. Park, CPA served as the Registrant’s principal independent accountants.

The Registrant has provided Chang G. Park, CPA with a copy of this disclosure and has requested that Chang G. Park, CPA furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Chang G. Park, CPA addressed to the SEC dated January 25, 2007 is filed as Exhibit 16.1 to this current report on Form 8-K.

The Engagement of SF Partnership, LLP

Prior to January 24, 2007, the date that SF Partnership, LLP was retained as the principal independent accountants of the Registrant:

(1) The Registrant did not consult SF Partnership, LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s financial statements;

(2) Neither a written report nor oral advice was provided to the Registrant by SF Partnership, LLP that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) The Registrant did not consult SF Partnership, LLP regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B.

Section 9. Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements - Not Applicable

(b) Pro forma Financial Information - Not Applicable

(c) Exhibits

      Exhibits 16.1  Letter, dated January 25, 2007, from Chang G. Park, CPA to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2007

STARGOLD MINES, INC.
(Registrant)

By:	/s/ Marcus Segal
Name:	Marcus Segal
Title:	Chief Executive Officer, Chief Financial Officer,
Secretary, Principal Accounting Officer, and Director